UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 7, 2011 (Date of earliest event reported)

ALLIED NEVADA GOLD CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

9790 Gateway Drive, Suite 200, Reno, Nevada 89521

(Address of principal executive offices)

(775) 358-4455

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 7, 2011, Allied Nevada Gold Corp. (the “Company”) issued a press release (the “Press Release”) reporting the financial results of the Company for its third quarter ended September 30, 2011. A copy of the press release was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 7, 2011 (the “Initial 8-K”).

The Company is filing this Amendment No. 1 to the Initial 8-K (this “Amendment”) solely to correct a typographical error in the reported revenue in the Consolidated Statements of Income (Loss) table contained in the Press Release. For the nine months ended September 30, 2011, the revenue line item has been revised to reflect revenue (in thousands) of $115,150, as opposed to $15,150. A copy of the Press Release, as corrected, is attached as Exhibit 99.1 to this report and incorporated by reference herein.

Except as specifically described above, there are no changes or modifications to the Initial 8-K or the Press Release, including the financial information reported therein.

The foregoing information in this Amendment, including the related exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The foregoing information in this Amendment, including the related exhibit attached hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release of Allied Nevada Gold Corp. dated November 7, 2011

SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 7, 2011	Allied Nevada Gold Corp.

	By:	/s/ Hal D. Kirby
Hal D. Kirby
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Allied Nevada Gold Corp. dated November 7, 2011